POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of ReliaStar Life Insurance Company of New York ("RLNY"), constitute and appoint, Linda E. Senker or Kimberly J. Smith, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the following RLNY registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:


o    ReliaStar Life Insurance Company of New York Registration Statement on
      Form S-2 for registration of fixed account interests ( File No. 333-____).

Signature                            Title                         Date
---------                            -----                         ----

/s/James R. Gelder
--------------------------       President and Director         April 6, 2004
James R. Gelder                   (principal executive
                                   officer)

/s/Audrey R. Kavanagh
--------------------------       Director                       April 6, 2004
Audrey R. Kavanagh

/s/James F. Lille
--------------------------       Director                       April 7, 2004
James F. Lille


--------------------------       Director
R. Michael Conley

/s/David A. Wheat
--------------------------       Director                       April 8, 2004
David A. Wheat

/s/Keith Gubbay
--------------------------       Director                       April 7, 2004
Keith Gubbay

/s/Ulric Haynes, Jr.
--------------------------       Director                       April 6, 2004
Ulric Haynes, Jr.

/s/Brian D. Comer
--------------------------       Director                       April 6, 2004
Brian D. Comer

/s/Gregory G. McGreevey
--------------------------       Director                       April 8, 2004
Gregory G. McGreevey


--------------------------       Director
Stephen J. Preston

/s/Mark A. Tullis
--------------------------       Director                       April 8, 2004
Mark A. Tullis

/s/Charles B. Updike
--------------------------       Director                       April 8, 2004
Charles B. Updike

/s/Ross M. Weale
--------------------------       Director                       April 6, 2004
Ross M. Weale